UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      October 18, 2005

                               Badger Meter, Inc.
               (Exact name of Registrant as Specified in Charter)


         Wisconsin                       1-6706                 39-0143280
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


          4545 W. Brown Deer Rd., Milwaukee, Wisconsin                53223
            (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:      (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  __ Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

  __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

  __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

  __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02         Results of Operations and Financial Condition.
---------         ---------------------------------------------

                  On October 18, 2005, the Company issued a press release announcing its quarterly financial results for the third quarter ended September 30, 2005.

                  A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

                  (a)           Financial Statements of Business Acquired.
                                ------------------------------------------

                  Not applicable.

                  (b)           Pro Forma Financial Information.
                                --------------------------------

                  Not applicable.

                  (c)           Exhibits.
                                ---------

                  The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.



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



                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BADGER METER, INC.



Date:  October 18, 2005                 By: /s/ Richard E. Johnson
                                            ------------------------------------
                                            Richard E. Johnson
                                            Senior Vice President - Finance and
                                            Treasurer
                                            Chief Financial Officer





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




                   Exhibit Index to Current Report on Form 8-K
                             Dated October 18, 2005


Exhibit
Number                             Description
------                             -----------

(99.1)            Badger Meter, Inc. Press Release, dated October 18, 2005.


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